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                                                                    EXHIBIT 10.4


                         CBNY INVESTMENT SERVICES CORP.


                                STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE

     CBNY Investment Services Corp. (the "Company"), a New York corporation, hereby adopts this CBNY Investment Services Corp. Stock Option Plan (the "Plan"). The purpose of the Plan is to further the growth, development and financial success of the Company by providing additional incentives to certain key personnel who have been or will be given responsibility for the management or administration of the Company's business affairs and other persons performing significant services for the Company, and to enable the Company to obtain and retain the services of key personnel considered essential to the long range success of the Company by offering them an opportunity to become stockholders in the Company pursuant to the exercise of Options, as defined below. From and after the date that there is a public market for the capital stock of the Company, the Company may determine that the Plan is intended, to the extent applicable, to satisfy the requirements of Section 162(m) of the Code, as defined below, and shall be interpreted in a manner consistent with the requirements thereof.


                                   ARTICLE II

                                   DEFINITIONS

     Whenever used in the Plan, the words and phrases set forth below shall have the following meanings unless the context clearly requires otherwise:

          (a) "Administrator" shall mean the Board of Directors or the Committee appointed by the Board of Directors to administer the Plan, as provided in
     Article III.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" shall mean the common stock of the Company, par value $1.00 per share.

          (e) "Fair Market Value" when used in connection with the value of shares of Common Stock shall mean, when a public market for the Common Stock exists, the average of the high and low reported sales prices of Common Stock on the exchange on which such Common Stock is traded (or such other market as shall constitute the principal trading market for the Common Stock) on the date for which Fair Market Value is being determined (or, if there is no such trading on such date, the last preceding date on which there was such trading). When no public market for the Common Stock exists, Fair Market Value shall be determined by the Board of Directors, in its discretion. The Board of Directors may engage an independent expert in the valuation of broker/dealer stocks to assist it in determining Fair Market Value.

          (f) "Incentive Stock Option" shall mean an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422(b) of the Code and which is designated in the applicable Option Agreement as an Incentive Stock Option.

          (g) "Key Employee" shall mean any person, including an officer or other key employee, in the regular full-time employment of the Company who, in the opinion of the Committee, is or is expected to be primarily responsible for the management, growth or profitability of some part or all of the business of the Company.

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          (h) "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not intended to qualify as an incentive stock option as defined in Section 422(b) of the Code and which is designated in the applicable Option Agreement as a Nonqualified Stock Option.

          (i) "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

          (j) "Optionee" shall mean any person who has the right to purchase Common Stock pursuant to an Option granted herein.

          (k) "Option Shares" shall mean shares of Common Stock purchased by the Optionee pursuant to an Option.


                                  ARTICLE III

                          ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors for such purpose (the "Administrator"). Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee appointed by the Board of Directors shall be comprised of at least two "Non-Employee Directors," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, for so long as such Rule or its equivalent is then in effect and applicable with respect to the Plan. The Administrator may adopt its own rules of procedure, and the action of a majority of the Administrator, taken at a meeting or taken without a meeting by a writing signed by all members of the Administrator, shall constitute action by the Administrator. The Administrator shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. The determination of the Administrator shall be conclusive on all persons affected thereby. The Administrator shall conduct itself in accordance with the By-laws of the Company.

                                   ARTICLE IV

                              GRANTING OF OPTIONS

     4.1 Eligibility and Granting of Options. Any Key Employee shall be eligible to be granted Options. The Administrator shall from time to time, in its absolute discretion: (i) select from among Key Employees those to whom Options shall be granted, (ii) determine the number of shares with respect to which such Options are to be granted, (iii) determine the terms and conditions of such Options consistent with the Plan, and (iv) establish such conditions as to exercisability or the manner of exercise of such Options as it may deem necessary, including but not limited to establishing a maximum number of Options to which any Optionee shall be entitled and requiring Optionees to enter into agreements regarding transferability of shares of Common Stock issuable upon exercise of such Options.

     4.2 Limitation on Period of Grant. Any Option granted under this Plan shall be granted within the earlier of ten (10) years of the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company.

     4.3 Shares Subject to the Plan. The total number of shares of Common Stock for which Options can be granted pursuant to the Plan shall equal 500,000 shares of Common Stock, subject to adjustment as provided in Article VIII hereof. If any Option expires or is cancelled for any reason under the Plan prior to exercise or realization by the Optionee, any Common Stock allocated in connection therewith shall thereafter again be available for grant pursuant to the Plan. From and after the date that the Plan is intended to comply with the requirements of Section 162(m) of the Code, the aggregate number of shares of Common Stock with respect to which Options may be granted to any individual Optionee during any fiscal year shall not exceed 150,000.

                                   ARTICLE V

                               TERMS OF OPTIONS

     5.1 Option Agreement. Each Option shall be evidenced by a written agreement ("Option Agreement") which shall be executed by the Optionee and an authorized officer of the Company and



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which shall contain such terms and conditions as are specified in the Plan, and such other terms and conditions as the Administrator shall determine, consistent with the Plan.

     5.2 Exercise Price. The price of Common Stock purchased pursuant to an Option granted under the Plan shall not be less than the Fair Market Value of the Common Stock at the time such Option is granted.

     5.3 Expiration of Options. The Administrator shall provide, in the terms of each individual Option Agreement, when such Option expires or becomes unexercisable; provided, however, that in no event may an Option be exercised more than ten (10) years after the date it was granted.

     5.4 Limitation on 10% Shareholders. Notwithstanding any other provisions of the Plan to the contrary, if a Key Employee, at the time an Incentive Stock Option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the price per share for Common Stock which may be acquired pursuant to any Incentive Stock Option granted under the Plan shall equal 110 percent of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No such Option, by its terms, may be exercisable more than five (5) years after the date the Incentive Stock Option is granted.

     5.5 Aggregate Limitation. In no event shall Incentive Stock Options be granted which provide that the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company) exceed $100,000.


                                   ARTICLE VI

                              EXERCISE OF OPTIONS

     6.1 Manner of Exercise. Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Option Agreement; provided, however, that the Administrator may, either at the time an Option is granted or thereafter, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised including, without limitation, by providing that such Option will become exercisable upon the occurrence of a change in control of the Company.

     The Optionee shall exercise his Option by giving the Administrator written notice of the exercise on the form prescribed by the Administrator. The notice shall specify the number of shares to be exercised and shall be signed by the Optionee; provided, however, that the Company may not issue fractional shares and the Administrator may, in the Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares. In no event may an Option be exercised after the expiration of its term.

     6.2 Payment for Stock and Withholding. At the time that the Optionee exercises his right to purchase shares of Common Stock pursuant to the Option, the Optionee must convey to the Administrator the full purchase price of the Option Shares so exercised and full payment of any federal income or other tax required to be withheld by the Company with respect to the shares for which such Option or portion thereof is exercised. Payment of the full purchase price plus any applicable withholding for taxes shall be made in cash or certified bank check, up by such other methods as may be approved by the Administrator.

     6.3 Disability. Any Option issued under this Plan may provide that if, while in the continuous employ of the Company, a Key Employee becomes permanently and totally disabled, the Key Employee shall have the right to exercise any Options granted to him under the Plan, which have become exercisable as of the date of such employee's termination of employment until the earlier of (i) one (1) year following the date the Key Employee's employment with the Company is terminated because of his disability or (ii) the date the Option would otherwise expire by its terms. For the purpose of this
Section 6.3, a Key Employee will be considered totally and permanently disabled if he



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is considered totally and permanently disabled within the meaning of Section
22(e)(3) of the Code. Any Options which have not become exercisable as of the date of termination shall automatically expire as of such date, unless otherwise determined by the Administrator.

     6.4 Death. Any Option issued under this Plan may provide that in the event a Key Employee dies after an Option has been granted to him by the Administrator, but prior to the Key Employee's exercise of such Option, the Option, to the extent exercisable on the date of death, shall remain exercisable for one (1) year after the death of the Key Employee and may be exercised by the personal representative of the deceased Key Employee's estate or by the person or persons to whom his rights under the Option have passed either by will or by the laws of descent and distribution. The Option will be exercisable in the same manner and subject to the same conditions which would have applied if the Key Employee had exercised the Option on the date before he died. Any Options which have not become exercisable as of the date of death shall automatically expire as of such date, unless otherwise determined by the Administrator.

     6.5 Termination of Employment. Any Option issued under this Plan may provide that in the event that a Key Employee's employment with the Company terminates for any reason other than death or disability, any Option granted to the Key Employee under the Plan, to the extent exercisable on the date of termination, shall remain exercisable for ninety (90) days after the date of such termination of employment; provided, that no Option shall be exercisable after the expiration of its term. Any Options which have not become exercisable as of the date of termination shall automatically expire as of such date, unless otherwise determined by the Administrator.


                                  ARTICLE VII

                          LIMITATIONS AND CONDITIONS

     7.1 Compliance With Applicable Law. Option Shares shall not be issued with respect to an Option granted under the Plan unless, in the opinion of the Company, the exercise of the Option and the issuance and delivery of the Option Shares pursuant to the provisions of the Option and the Plan shall comply with all relevant provisions of law, including, without being limited to, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Company stock may then be listed. The Administrator may request the Optionee to provide any representations and documents, or to take any additional actions, including, without limitation, placing legends on share certificates and issuing stop-transfer orders, the Administrator reasonably deems necessary or advisable to effect compliance with any applicable laws. The exercise of any Option pursuant to Article VI of the Plan shall be subject to approval of counsel for the Company with respect to its compliance with all applicable federal and state laws.

     7.2 Transfer Restrictions. No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the laws of descent and distribution.

     7.3 No Contract of Employment. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Key Employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the Key Employee's employment at any time.

     7.4 Notice of Disposition. As a condition to the execution of any Incentive Stock Option, the Optionee shall enter into an agreement with the Company under which the Optionee shall be obligated to notify the Company in writing, within thirty days, of any disposition (whether by sale, exchange, gift or otherwise) of shares of Common Stock acquired by the Optionee pursuant to the exercise of an Incentive Stock Option within two years from the date of the granting of such Option or within one year of the transfer of such shares to the Optionee.



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     7.5 Persons Eligible to Exercise. All Options issued under the Plan shall provide that during the lifetime of the Optionee, only the Optionee or such Optionee's guardian may exercise an Option granted to such Optionee, or any portion thereof.

     7.6 Shareholder Rights. Until such time as the transfer of ownership to the Optionee of Option Shares has been completed and stock certificates have been issued, the Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company.

     7.7 Notice to Optionee. Upon the exercise of any Incentive Stock Option, the Company shall provide the Key Employee with the notice required under
Section 6039(a) of the Code.


                                  ARTICLE VIII

                               STOCK ADJUSTMENTS

     In the event of any consolidation, stock or non-cash dividend, split-up, spin-off, combination or exchange of shares or recapitalization or change in capitalization of the Company, the Administrator may make such appropriate and equitable adjustments in (i) the aggregate number of shares which may be issued pursuant to Section 4.3 hereof, (ii) the kind, number and/or option price of shares subject to Options under the Plan and (iii) the number and/or kind of shares or other consideration as to which all outstanding Options, or portions thereof then unvested or unexercised, shall be exercisable. The determination by the Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     In the event of any such change in the Common Stock, the remaining number of shares of Common Stock for which Options may be granted under the Plan shall be equal to the number and class of Common Stock which a person, to whom an Option for all remaining available shares of Common Stock had been granted on the date preceding such change, would be entitled to receive.

     Unless otherwise determined by the Administrator, a liquidation or dissolution of the Company, or a merger, sale or consolidation in which the Company is not the surviving or resulting corporation, shall cause all Options, to the extent not previously exercised, to terminate as of the effective date of such event or transaction, unless a new option is substituted for the Option or unless the resulting or surviving corporation, its absolute discretion, shall assume the Option; provided, however, that in such event the Administrator shall provide each Optionee with not less than ten (10) days prior notice of such termination.

     Nothing contained in this Article VIII shall require the issuance of any fractional shares.


                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 Amendment, Suspension and Termination. It is the intention of the Company to continue the Plan for a period of ten (10) years following the Effective Date; however, the Company reserves the right, by action of its Board of Directors, to change, amend, suspend, modify or discontinue the Plan at any time or from time to time. Notwithstanding the preceding provision, no action of the Committee or the Board of Directors may, without approval of a majority interest of the Company's stockholders given within twelve (12) months before or after the action by the Board of Directors or the Committee, except as provided in Article VIII, (i) increase the number of shares of Common Stock as to which Options may be granted, (ii) change the number of shares which may be granted to an Optionee pursuant to an Option or (iii) decrease the option price of an Option. Except as expressly permitted by the terms of the Plan, no amendment, change, modification or termination shall have the effect of changing, modifying, amending or terminating in any way any Option which has been granted under the Plan prior to the effective date of the change, amendment, modification or termination of the Plan without the prior written consent of the Optionee.

     9.2 Governing Law. The Plan shall be governed by the laws of the State of New York, without regard to its conflict of law provisions. It is the intention of the Company that the Plan shall comply



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with the provisions of Section 422 of the Code and any other applicable federal and state laws, and that the Plan shall be interpreted consistently with that end.

     9.3 Effective Date. The Plan shall be effective as of the date the Plan is approved by the stockholders of the Company. All Options which have been or may be granted under the Plan prior to such approval shall be conditioned upon, and may not be exercisable until after, such approval is obtained.

     9.4 Titles Not Controlling. The titles to Articles and the headings of Sections in the Plan are placed herein for convenience of reference only and in the case of any conflict, the text of this instrument rather than such titles or headings shall control.

     IN WITNESS WHEREOF, CBNY Investment Services Corp. has caused its duly authorized officer to execute this Plan and to affix the corporate seal hereto this 12th day of June, 2001.


                                        CBNY INVESTMENT SERVICES CORP.


                                        By: /s/ Jose Aparecido Paulucci
                                            -------------------------------
                                        Jose A. Paulucci, President


Attest:


/s/ David J. Minder
-------------------------------
David J. Minder, Secretary





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